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Exhibit 10.24

                      [LETTERHEAD OF ZYDECO ENERGY, INC.]



                                August 28, 1997



Cheniere Energy Operating Co., Inc.
1710 Two Allen Center
1200 Smith Street
Houston, TX  77002-4312


Gentlemen:


     I am writing with reference to that certain letter agreement dated July 31, 1997 between us (the "Letter Agreement"), and to the promissory note for $500,000 referenced therein (the "Promissory Note").


     You have requested, and I have agreed, as follows:


     a. The maturity date of the Promissory Note is hereby extended from August 29, 1997 to September 29, 1997.
     b. Our original agreement was that the Option, as defined in the Letter Agreement, could not be exercised until after August 29, 1997. In lieu of August 29, 1997, such date shall be September 29, 1997.


     If I have correctly set forth our understandings, kindly so indicate by executing one counterpart of this letter and returning it to the undersigned.


                                     Yours very truly,


                                     Sam Myers

ACCEPTED AND AGREED TO THIS
28TH DAY OF AUGUST, 1997.


CHENIERE ENERGY OPERATING CO., INC.

By:
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